Brookline Bancorp Announces Fourth Quarter Results

Net Income of $10.8 million, EPS of $0.15

BOSTON, Jan. 28, 2015 /PRNewswire/ -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the "Company") today announced net income of $10.8 million, or $0.15 per basic and diluted share, for the fourth quarter of 2014, compared to $11.6 million, or $0.17 per basic and diluted share, for the third quarter of 2014. Excluding the $1.4 million in other income from the litigation settlement, net income would have been $0.15 per basic and diluted share, for the third quarter of 2014.

For the year ended December 31, 2014, the Company reported net income of $42.8 million, or $0.61 per basic and diluted share, compared to $35.4 million, or $0.51 per basic and diluted share, for the year ended December 31, 2013.

Paul Perrault, President and Chief Executive Officer of Brookline Bancorp, Inc., stated: "We are pleased to report over 20 percent growth in earnings for 2014. Our continued loan growth, exceptional asset quality and solid momentum has us well positioned for success in 2015."

BALANCE SHEET

Total assets of $5.8 billion at December 31, 2014 increased $81.9 million from September 30, 2014, and increased $474.8 million from December 31, 2013. The growth in total assets was driven by growth in the loan portfolio. At December 31, 2014, total loans and leases were $4.8 billion, representing an increase of $86.6 million from September 30, 2014, and an increase of $460.1 million from December 31, 2013. During the fourth quarter of 2014, total loans and leases grew 7.3 percent on an annualized basis. Strong loan growth continued in our commercial real estate and commercial loan and lease portfolios, which increased $110.3 million during the fourth quarter of 2014, or 12.5 percent on an annualized basis. At December 31, 2014, the commercial real estate and commercial loan and lease portfolios totaled $3.6 billion, or 75.4 percent of total loans and leases, as compared to $3.5 billion, or 74.4 percent at September 30, 2014, and $3.2 billion, or 72.6 percent at December 31, 2013.

Cash, cash equivalents, and investment securities decreased $2.2 million to $614.0 million, or 10.6 percent of total assets at December 31, 2014, as compared to $616.2 million, or 10.8 percent of total assets at September 30, 2014, and increased $28.6 million from $585.4 million, or 11.0 percent of total assets at December 31, 2013.

Total deposits of $4.0 billion at December 31, 2014 increased $68.9 million from September 30, 2014, and increased $123.1 million from December 31, 2013. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, increased at a 4.0 percent annualized rate in the fourth quarter of 2014. The core deposit ratio decreased slightly to 76.1 percent at December 31, 2014 from 76.7 percent at September 30, 2014, but increased from 75.6 percent at December 31, 2013.

Total borrowings at December 31, 2014 were $1.1 billion, a decrease of $6.5 million as compared to September 30, 2014, and an increase of $313.8 million as compared to December 31, 2013.

The ratio of stockholders' equity to total assets was 11.05 percent at December 31, 2014, as compared to 11.06 percent at September 30, 2014 and 11.53 percent at December 31, 2013. The ratio of tangible stockholders' equity to tangible assets was 8.66 percent at December 31, 2014, as compared to 8.63 percent at September 30, 2014 and 8.88 percent at December 31, 2013.

NET INTEREST INCOME

Net interest income increased $0.3 million to $47.6 million during the fourth quarter of 2014 from the linked quarter. The increase of $0.9 million in interest income from loans and leases was driven by an increase of $1.1 million due to volume offset by a decrease of $0.2 million due to lower interest rates. In addition, interest income from investments increased $0.3 million, primarily driven by higher average balances and yields. The increase in interest income from loans and leases and investments was offset by a $0.9 million increase in interest expense from borrowed funds, primarily due to a full quarter of interest expense on the subordinated notes issued in mid-September. The net interest margin decreased 4 basis points to 3.50 percent for the three months ended December 31, 2014 from the linked quarter.

PROVISION FOR CREDIT LOSSES

Despite a slight increase in nonperforming loans and leases, provision for credit losses decreased $0.3 million to $1.7 million for the quarter ended December 31, 2014, from $2.0 million for the quarter ended September 30, 2014. The decrease was due to favorable trends in the credit characteristics of the commercial real estate, construction and indirect automobile portfolios, offset by additional reserves required for loan growth in the originated portfolios and credit deterioration in the acquired portfolios during the quarter.

Net charge-offs increased slightly to $0.9 million for the fourth quarter of 2014 compared to $0.8 million for the third quarter of 2014. The ratio of net charge-offs to average loans on an annualized basis remained constant at 0.07 percent for the fourth and third quarters of 2014.

The allowance for loan and lease losses represented 1.11 percent of total loans and leases at December 31, 2014, compared to 1.12 percent at September 30, 2014.

NON-INTEREST INCOME

Non-interest income for the quarter ended December 31, 2014 decreased $1.6 million to $4.1 million from the linked quarter. The decrease was largely driven by a litigation settlement of $1.4 million recorded during the third quarter.

NON-INTEREST EXPENSE

During the fourth quarter of 2014, the Company suspended the indirect automobile line of business and recognized $0.2 million in severance expense related to the origination staff and $0.1 million in occupancy costs associated with the remaining lease terms. Non-interest expense for the quarter ended December 31, 2014 increased $0.5 million to $32.5 million from the linked quarter. Several factors contributed to the increase. Loan expenses increased $0.2 million due to timing and origination volume in the fourth quarter of 2014. Expenses associated with collections and other real estate owned properties also increased $0.2 million in the same period.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets decreased during the fourth quarter of 2014 to 0.75 percent at December 31, 2014 from 0.82 percent for the third quarter of 2014. The return on average tangible assets decreased to 0.77 percent for the fourth quarter of 2014 from 0.84 percent for the third quarter of 2014.

The return on average stockholders' equity decreased during the fourth quarter of 2014 to 6.74 percent from 7.32 percent for the third quarter of 2014. The return on average tangible stockholders' equity decreased to 8.85 percent for the fourth quarter of 2014 from 9.66 percent for the third quarter of 2014.

ASSET QUALITY

Nonperforming loans and leases increased $1.0 million to $18.3 million at December 31, 2014 from September 30, 2014. In the same period, the ratio of nonperforming loans and leases to total loans and leases increased 1 basis point to 0.38 percent at December 31, 2014. Nonperforming assets decreased slightly to $19.7 million at December 31, 2014 from $19.8 million at September 30, 2014. The ratio of nonperforming assets to total assets also decreased slightly to 0.34 percent at December 31, 2014 from 0.35 at September 30, 2014.

DIVIDEND DECLARED

The Company's Board of Directors approved a dividend of $0.085 per share. The dividend will be paid on February 27, 2015 to shareholders of record on February 13, 2015.

The Company did not repurchase any shares during the quarter ended December 31, 2014 under the $10 million stock repurchase plan approved by the Board of Directors on October 29, 2014.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Standard Time on Thursday, January 29, 2015 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10058427. The call will be available live and in a recorded version on the Company's website under "Investor Relations" at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $5.8 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company's Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share and tangible stockholders' equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer and Treasurer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2013	December 31, 2013
	(Dollars In Thousands Except Share Data)
Earnings Data:
Net interest income	$ 47,576	$ 47,324	$ 46,434	$ 47,734	$ 43,774
Provision for credit losses	1,724	2,034	2,276	2,443	3,887
Non-interest income	4,075	5,656	3,290	5,124	3,907
Non-interest expense	32,463	31,924	31,222	33,576	31,320
Income before provision for income taxes	17,464	19,022	16,226	16,839	12,474
Net income attributable to Brookline Bancorp, Inc.	10,786	11,581	9,976	10,422	7,654

Performance Ratios:
Net interest margin (1)	3.50%	3.54%	3.61%	3.82%	3.54%
Interest-rate spread (1)	3.34%	3.40%	3.47%	3.67%	3.38%
Return on average assets	0.75%	0.82%	0.73%	0.78%	0.58%
Return on average tangible assets (non-GAAP)	0.77%	0.84%	0.75%	0.80%	0.60%
Return on average stockholders' equity	6.74%	7.32%	6.37%	6.70%	4.95%
Return on average tangible stockholders' equity (non-GAAP)	8.85%	9.66%	8.44%	8.92%	6.61%
Efficiency ratio	62.85%	60.26%	62.79%	63.52%	65.69%

Per Common Share Data:
Net income — Basic	$ 0.15	$ 0.17	$ 0.14	$ 0.15	$ 0.11
Net income — Diluted	0.15	0.17	0.14	0.15	0.11
Cash dividends declared	0.085	0.085	0.085	0.085	0.085
Book value per share (end of period)	9.15	9.03	8.98	8.88	8.79
Tangible book value per share (end of period) (non-GAAP)	6.99	6.86	6.79	6.68	6.57
Stock price (end of period)	10.03	8.55	9.37	9.42	9.55

Balance Sheet:
Total assets	$ 5,799,880	$ 5,717,965	$ 5,587,486	$ 5,418,785	$ 5,325,106
Total loans and leases	4,822,607	4,736,028	4,603,913	4,461,997	4,362,465
Total deposits	3,958,106	3,889,204	3,861,147	3,847,650	3,835,006
Brookline Bancorp, Inc. stockholders' equity	640,750	632,400	627,663	620,799	613,867

Asset Quality:
Nonperforming assets	$ 19,748	$ 19,785	$ 18,407	$ 19,430	$ 18,079
Nonperforming assets as a percentage of total assets	0.34%	0.33%	0.36%	0.34%	0.32%
Allowance for loan and lease losses	$ 53,659	$ 52,822	$ 51,686	$ 50,224	$ 48,473
Allowance for loan and lease losses as a percentage of total loans and leases	1.11%	1.12%	1.13%	1.11%	1.08%
Net loan and lease charge-offs	$ 874	$ 793	$ 720	$ 666	$ 1,676
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.07%	0.06%	0.06%	0.16%

Capital Ratios:
Stockholders' equity to total assets	11.05%	11.06%	11.23%	11.46%	11.53%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.66%	8.63%	8.73%	8.87%	8.88%

(1) Calculated on a fully tax-equivalent basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2013	December 31, 2013
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$ 36,893	$ 37,237	$ 58,962	$ 50,000	$ 37,148
Short-term investments	25,830	50,901	20,771	22,936	55,357
Total cash and cash equivalents	62,723	88,138	79,733	72,936	92,505
Investment securities available-for-sale	550,761	527,516	528,586	527,073	492,428
Investment securities held-to-maturity	500	500	500	500	500
Total investment securities	551,261	528,016	529,086	527,573	492,928
Loans and leases held-for-sale	1,537	464	13,890	177	13,372
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	1,680,082	1,610,592	1,545,483	1,505,674	1,461,985
Multi-family mortgage	639,706	630,852	631,371	632,122	627,933
Construction	148,013	161,279	137,731	136,679	113,705
Total commercial real estate loans	2,467,801	2,402,723	2,314,585	2,274,475	2,203,623
Commercial loans and leases:
Commercial	514,077	495,712	478,856	437,957	407,792
Equipment financing	601,424	576,541	552,489	529,670	513,024
Condominium association	51,593	49,600	45,608	43,810	44,794
Total commercial loans and leases	1,167,094	1,121,853	1,076,953	1,011,437	965,610
Indirect automobile loans	316,987	353,263	376,314	373,965	400,531
Consumer loans:
Residential mortgage	571,920	570,128	550,814	530,347	528,185
Home equity	287,058	274,762	270,203	261,836	257,461
Other consumer	11,747	13,299	15,044	9,937	7,055
Total consumer loans	870,725	858,189	836,061	802,120	792,701
Total loans and leases	4,822,607	4,736,028	4,603,913	4,461,997	4,362,465
Allowance for loan and lease losses	(53,659)	(52,822)	(51,686)	(50,224)	(48,473)
Net loans and leases	4,768,948	4,683,206	4,552,227	4,411,773	4,313,992
Restricted equity securities	74,804	74,804	71,446	66,559	66,559
Premises and equipment, net of accumulated depreciation	80,619	81,479	82,166	81,396	80,505
Deferred tax asset	27,687	29,168	27,799	29,319	31,710
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	13,544	14,371	15,199	16,026	16,887
Other real estate owned and repossessed assets	1,456	2,463	1,246	1,290	1,578
Other assets	79,411	77,966	76,804	73,846	77,180
Total assets	$ 5,799,880	$ 5,717,965	$ 5,587,486	$ 5,418,785	$ 5,325,106
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$ 726,118	$ 705,604	$ 716,883	$ 682,383	$ 707,023
Interest-bearing deposits:
NOW accounts	235,063	220,766	209,682	212,877	210,602
Savings accounts	531,727	532,790	518,343	517,327	494,734
Money market accounts	1,518,490	1,522,612	1,516,023	1,517,290	1,487,979
Certificate of deposit accounts	946,708	907,432	900,216	917,773	934,668
Total interest-bearing deposits	3,231,988	3,183,600	3,144,264	3,165,267	3,127,983
Total deposits	3,958,106	3,889,204	3,861,147	3,847,650	3,835,006
Borrowed funds:
Advances from the FHLBB	1,004,026	1,027,211	1,005,644	855,915	768,773
Subordinated debentures and notes	82,763	82,763	9,201	9,182	9,163
Other borrowed funds	39,615	22,891	26,159	26,919	34,619
Total borrowed funds	1,126,404	1,132,865	1,041,004	892,016	812,555
Mortgagors' escrow accounts	8,501	8,757	8,359	8,696	7,889
Accrued expenses and other liabilities	61,332	50,430	45,411	45,703	51,485
Total liabilities	5,154,343	5,081,256	4,955,921	4,794,065	4,706,935
Stockholders' equity:
Brookline Bancorp, Inc. stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	617,475	616,997	617,709	617,978	617,538
Retained earnings, partially restricted	83,792	78,980	73,373	69,361	64,903
Accumulated other comprehensive loss	(1,622)	(4,681)	(3,209)	(5,936)	(7,915)
Treasury stock, at cost;
5,040,571 shares, 5,035,956 shares, 5,144,807 shares, 5,171,985 shares, and 5,171,985 shares, respectively	(58,282)	(58,228)	(59,487)	(59,826)	(59,826)
Unallocated common stock held by ESOP;
251,382 shares, 261,453 shares, 271,524 shares, 281,595 shares, and 291,666 shares, respectively	(1,370)	(1,425)	(1,480)	(1,535)	(1,590)
Total Brookline Bancorp, Inc. stockholders' equity	640,750	632,400	627,663	620,799	613,867
Noncontrolling interest in subsidiary	4,787	4,309	3,902	3,921	4,304
Total stockholders' equity	645,537	636,709	631,565	624,720	618,171
Total liabilities and stockholders' equity	$ 5,799,880	$ 5,717,965	$ 5,587,486	$ 5,418,785	$ 5,325,106

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 52,637	$ 51,769	$ 50,433	$ 51,942	$ 48,573
Debt securities	2,596	2,312	2,360	2,259	2,136
Marketable and restricted equity securities	564	520	539	449	301
Short-term investments	29	15	14	44	39
Total interest and dividend income	55,826	54,616	53,346	54,694	51,049
Interest expense:
Deposits	4,320	4,248	4,201	4,291	4,559
Borrowed funds	3,930	3,044	2,711	2,669	2,716
Total interest expense	8,250	7,292	6,912	6,960	7,275
Net interest income	47,576	47,324	46,434	47,734	43,774
Provision for credit losses	1,724	2,034	2,276	2,443	3,887
Net interest income after provision for credit losses	45,852	45,290	44,158	45,291	39,887
Non-interest income:
Deposit fees	2,177	2,352	2,204	1,959	2,188
Loan fees	841	601	192	436	474
Loss from investments in affordable housing projects	(474)	(543)	(539)	(504)	(318)
Gain on sales of loans and leases held-for-sale	323	538	54	602	11
Other	1,130	1,298	1,398	1,121	1,155
Gain/(loss) on sales of securities, net	78	—	(13)	—	397
(Loss)/gain on sale/disposals of premises and equipment, net	—	(2)	(6)	1,510	—
Litigation settlement	—	1,412	—	—	—
Total non-interest income	4,075	5,656	3,290	5,124	3,907
Non-interest expense:
Compensation and employee benefits	18,216	18,258	17,295	18,032	16,675
Occupancy	3,401	3,334	3,154	4,405	3,356
Equipment and data processing	4,102	4,193	4,348	4,377	4,476
Professional services	1,167	1,001	1,487	1,727	1,352
FDIC insurance	782	873	847	860	724
Advertising and marketing	872	745	776	665	807
Amortization of identified intangible assets	827	828	827	861	1,127
Other	3,096	2,692	2,488	2,649	2,803
Total non-interest expense	32,463	31,924	31,222	33,576	31,320
Income before provision for income taxes	17,464	19,022	16,226	16,839	12,474
Provision for income taxes	6,201	6,779	5,774	5,995	4,325
Net income before noncontrolling interest in subsidiary	11,263	12,243	10,452	10,844	8,149
Less net income attributable to noncontrolling interest in subsidiary	477	662	476	422	495
Net income attributable to Brookline Bancorp, Inc.	$ 10,786	$ 11,581	$ 9,976	$ 10,422	$ 7,654
Earnings per common share:
Basic	$ 0.15	$ 0.17	$ 0.14	$ 0.15	$ 0.11
Diluted	$ 0.15	$ 0.17	$ 0.14	$ 0.15	$ 0.11
Weighted average common shares outstanding during the period:
Basic	70,024,495	69,989,909	69,886,576	69,875,473	69,862,175
Diluted	70,130,243	70,088,987	70,012,377	69,983,999	69,951,683
Dividends declared per common share	$ 0.085	$ 0.085	$ 0.085	$ 0.085	$ 0.085

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2014	2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 206,781	$ 197,098
Debt securities	9,527	7,963
Marketable and restricted equity securities	2,072	1,212
Short-term investments	102	111
Total interest and dividend income	218,482	206,384
Interest expense:
Deposits	17,060	18,773
Borrowed funds	12,354	11,393
Total interest expense	29,414	30,166
Net interest income	189,068	176,218
Provision for credit losses	8,477	10,929
Net interest income after provision for credit losses	180,591	165,289
Non-interest income:
Deposit Fees	8,692	8,172
Loan Fees	2,070	1,601
Loss from investments in affordable housing projects	(2,060)	(1,812)
Gain on sales of loans and leases held-for-sale	1,517	608
Other	4,947	4,863
Gain on sales of securities, net	65	397
Gain on sale/disposals of premises and equipment, net	1,502	—
Litigation settlement	1,412	—
Total non-interest income	18,145	13,829
Non-interest expense:
Compensation and employee benefits	71,801	65,261
Occupancy	14,294	12,616
Equipment and data processing	17,020	16,899
Professional services	5,382	5,695
FDIC insurance	3,362	3,102
Advertising and marketing	3,058	3,003
Amortization of identified intangible assets	3,343	4,623
Other	10,925	11,265
Total non-interest expense	129,185	122,464
Income before provision for income taxes	69,551	56,654
Provision for income taxes	24,749	19,481
Net income before noncontrolling interest in subsidiary	44,913	37,173
Less net income attributable to noncontrolling interest in subsidiary	2,037	1,787
Net income attributable to Brookline Bancorp, Inc.	$ 42,765	$ 35,386
Earnings per common share:
Basic	$ 0.61	$ 0.51
Diluted	$ 0.61	$ 0.51
Weighted average common shares outstanding during the period:
Basic	69,945,028	69,808,164
Diluted	70,054,815	69,883,924
Dividends declared per common share	$ 0.340	$ 0.340

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$ 3,894	$ 3,174	$ 3,011	$ 1,814	$ 1,098
Multi-family mortgage	299	299	—	—	—
Construction	—	—	—	—	—
Total commercial real estate loans	4,193	3,473	3,011	1,814	1,098

Commercial	6,132	6,071	6,383	6,350	6,148
Equipment financing	3,223	2,756	3,251	4,633	4,115
Condominium association	—	—	—	—	1
Total commercial loans and leases	9,355	8,827	9,634	10,983	10,264

Indirect automobile loans	645	474	325	378	259

Residential mortgage	1,937	2,636	2,384	3,138	2,875
Home equity	2,121	1,865	1,771	1,799	1,987
Other consumer	41	47	36	28	18
Total consumer loans	4,099	4,548	4,191	4,965	4,880

Total nonaccrual loans and leases	18,292	17,322	17,161	18,140	16,501

Other real estate owned	953	1,536	675	855	577
Other repossessed assets	503	927	571	435	1,001
Total nonperforming assets	$ 19,748	$ 19,785	$ 18,407	$ 19,430	$ 18,079

Loans and leases past due greater than 90 days and still accruing	$ 7,353	$ 3,919	$ 6,653	$ 7,774	$ 10,913

Troubled debt restructurings on accrual	18,067	15,174	12,396	11,532	12,759
Troubled debt restructurings on nonaccrual	6,487	5,609	5,992	6,764	5,589
Total troubled debt restructurings	$ 24,554	$ 20,783	$ 18,388	$ 18,296	$ 18,348

Nonperforming loans and leases as a percentage of total loans and leases	0.38%	0.37%	0.37%	0.41%	0.38%
Nonperforming assets as a percentage of total assets	0.34%	0.35%	0.33%	0.36%	0.34%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$ 52,822	$ 51,686	$ 50,224	$ 48,473	$ 46,390
Charge-offs	(1,068)	(1,136)	(1,196)	(1,050)	(2,193)
Recoveries	194	343	476	384	517
Net charge-offs	(874)	(793)	(720)	(666)	(1,676)
Provision for loan and lease losses	1,711	1,929	2,182	2,417	3,759
Allowance for loan and lease losses at end of period	$ 53,659	$ 52,822	$ 51,686	$ 50,224	$ 48,473

Allowance for loan and lease losses as a percentage of total loans and leases	1.11%	1.12%	1.12%	1.13%	1.11%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.20%	1.26%	1.31%	1.33%	1.32%

NET CHARGE-OFFS:
Commercial real estate loans	$ 62	$ 64	$ —	$ —	$ (9)
Commercial loans and leases	480	348	578	300	803
Indirect automobile loans	281	208	55	185	419
Consumer loans	51	173	87	181	463
Total net charge-offs	$ 874	$ 793	$ 720	$ 666	$ 1,676

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.07%	0.06%	0.06%	0.16%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	December 31, 2014			September 30, 2014			December 31, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 525,286	$ 2,596	1.98%	$ 523,853	$ 2,312	1.77%	$ 474,968	$ 2,141	1.80%
Marketable and restricted equity securities (2)	75,188	641	3.40%	74,035	567	3.05%	66,990	350	2.08%
Short-term investments	57,047	29	0.20%	42,421	15	0.14%	72,304	39	0.21%
Total investments	657,521	3,266	1.99%	640,309	2,894	1.81%	614,262	2,530	1.65%
Loans and Leases:
Commercial real estate loans (3)	2,422,804	26,243	4.30%	2,357,921	25,984	4.37%	2,165,330	24,816	4.54%
Commercial loans (3)	562,180	5,944	4.12%	544,440	5,458	3.94%	461,656	4,783	4.07%
Equipment financing (3)	588,886	9,951	6.75%	563,918	9,664	6.84%	494,173	7,897	6.36%
Indirect automobile loans (3)	334,919	2,587	3.06%	371,123	2,929	3.13%	420,456	3,743	3.53%
Residential mortgage loans (3)	569,896	5,143	3.58%	570,505	5,087	3.54%	516,155	4,794	3.70%
Other consumer loans (3)	293,117	2,959	4.00%	284,206	2,818	3.93%	264,528	2,738	4.10%
Total loans and leases	4,771,802	52,827	4.39%	4,692,113	51,940	4.39%	4,322,298	48,771	4.47%
Total interest-earning assets	5,429,323	56,093	4.10%	5,332,422	54,834	4.08%	4,936,560	51,301	4.12%
Allowance for loan and lease losses	(53,542)			(52,423)			(46,566)
Non-interest-earning assets	380,910			373,893			397,488
Total assets	$ 5,756,691			$ 5,653,892			$ 5,287,482

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 222,410	$ 45	0.08%	$ 211,940	$ 43	0.08%	$ 207,768	$ 45	0.09%
Savings accounts	528,557	292	0.22%	513,912	299	0.23%	502,802	312	0.25%
Money market accounts	1,537,740	1,994	0.51%	1,534,552	1,957	0.51%	1,471,402	2,086	0.56%
Certificates of deposit	915,294	1,989	0.86%	900,751	1,949	0.86%	942,595	2,116	0.89%
Total interest-bearing deposits	3,204,001	4,320	0.54%	3,161,155	4,248	0.53%	3,124,567	4,559	0.58%
Borrowings
Advances from the FHLBB	1,005,585	2,662	1.05%	1,036,190	2,740	1.05%	752,854	2,583	1.36%
Subordinated debentures and notes	82,743	1,250	6.00%	21,257	292	5.45%	9,150	102	4.44%
Other borrowed funds	33,667	18	0.21%	25,385	12	0.18%	31,579	31	0.40%
Total borrowings	1,121,995	3,930	1.39%	1,082,832	3,044	1.12%	793,583	2,716	1.36%
Total interest-bearing liabilities	4,325,996	8,250	0.76%	4,243,987	7,292	0.68%	3,918,150	7,275	0.74%
Non-interest-bearing liabilities:
Demand checking accounts	727,718			725,110			701,163
Other non-interest-bearing liabilities	58,831			48,236			45,804
Total liabilities	5,112,545			5,017,333			4,665,117
Brookline Bancorp, Inc. stockholders' equity	639,682			632,506			618,385
Noncontrolling interest in subsidiary	4,464			4,053			3,980
Total liabilities and equity	$ 5,756,691			$ 5,653,892			$ 5,287,482
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		47,843	3.34%		47,542	3.40%		44,026	3.38%
Less adjustment of tax-exempt income		267			218			252
Net interest income		$ 47,576			$ 47,324			$ 43,774
Net interest margin (5)			3.50%			3.54%			3.54%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Twelve Months Ended
	December 31, 2014			December 31, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 519,861	$ 9,531	1.83%	$ 477,318	$ 7,983	1.67%
Marketable and restricted equity securities (2)	71,210	2,307	3.24%	67,375	1,405	2.09%
Short-term investments	45,560	102	0.22%	62,258	111	0.18%
Total investments	636,631	11,940	1.88%	606,951	9,499	1.57%
Loans and Leases:
Commercial real estate loans (3)	2,324,934	103,324	4.42%	2,091,860	98,245	4.67%
Commercial loans (3)	522,208	21,341	4.04%	435,184	20,580	4.68%
Equipment financing (3)	554,240	39,807	7.18%	452,601	31,076	6.87%
Indirect automobile loans (3)	366,217	11,812	3.23%	475,387	17,355	3.65%
Residential mortgage loans (3)	551,481	19,957	3.62%	511,348	19,926	3.90%
Other consumer loans (3)	280,663	11,189	3.98%	263,955	10,624	4.02%
Total loans and leases	4,599,743	207,430	4.49%	4,230,335	197,806	4.66%
Total interest-earning assets	5,236,374	219,370	4.17%	4,837,286	207,305	4.27%
Allowance for loan and lease losses	(51,480)			(44,008)
Non-interest-earning assets	370,500			380,724
Total assets	$ 5,555,394			$ 5,174,002

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 212,402	$ 171	0.08%	$ 198,050	$ 173	0.09%
Savings accounts	518,741	1,197	0.23%	509,436	1,288	0.25%
Money market accounts	1,526,915	7,846	0.51%	1,370,195	8,220	0.60%
Certificates of deposit	911,072	7,846	0.86%	971,044	9,092	0.94%
Total interest-bearing deposits	3,169,130	17,060	0.54%	3,048,725	18,773	0.62%
Borrowings
Advances from the FHLBB	935,400	10,535	1.13%	759,640	10,886	1.43%
Subordinated debentures and notes	30,766	1,740	5.66%	9,548	439	4.60%
Other borrowed funds	28,568	79	0.28%	38,819	68	0.18%
Total borrowings	994,734	12,354	1.24%	808,007	11,393	1.41%
Total interest-bearing liabilities	4,163,864	29,414	0.71%	3,856,732	30,166	0.78%
Non-interest-bearing liabilities:
Demand checking accounts	708,790			656,724
Other non-interest-bearing liabilities	48,378			40,574
Total liabilities	4,921,032			4,554,030
Brookline Bancorp, Inc. stockholders' equity	630,136			616,243
Noncontrolling interest in subsidiary	4,226			3,729
Total liabilities and equity	$ 5,555,394			$ 5,174,002
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		189,956	3.46%		177,139	3.49%
Less adjustment of tax-exempt income		888			921
Net interest income		$ 189,068			$ 176,218
Net interest margin (5)			3.61%			3.64%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
	At and for the Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2013	December 31, 2013
	(Dollars in Thousands)

Net income, as reported	$ 10,786	$ 11,581	$ 9,976	$ 10,422	$ 7,654

Average total assets	$ 5,756,691	$ 5,653,892	$ 5,473,450	$ 5,361,717	$ 5,287,482
Less: Average goodwill and average identified intangible assets, net	151,932	152,755	153,577	154,447	155,439
Average tangible assets	$ 5,604,759	$ 5,501,137	$ 5,319,873	$ 5,207,270	$ 5,132,043

Return on average tangible assets (annualized)	0.77%	0.84%	0.75%	0.80%	0.60%

Average total stockholders' equity	$ 639,682	$ 632,506	$ 626,371	$ 621,764	$ 618,385
Less: Average goodwill and average identified intangible assets, net	151,932	152,755	153,577	154,447	155,439
Average tangible stockholders' equity	$ 487,750	$ 479,751	$ 472,794	$ 467,317	$ 462,946

Return on average tangible stockholders' equity (annualized)	8.85%	9.66%	8.44%	8.92%	6.61%

Brookline Bancorp, Inc. stockholders' equity	$ 640,750	$ 632,400	$ 627,663	$ 620,799	$ 613,867
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	13,544	14,371	15,199	16,026	16,887
Tangible stockholders' equity	$ 489,316	$ 480,139	$ 474,574	$ 466,883	$ 459,090

Total assets	$ 5,799,880	$ 5,717,965	$ 5,587,486	$ 5,418,785	$ 5,325,106
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	13,544	14,371	15,199	16,026	16,887
Tangible assets	$ 5,648,446	$ 5,565,704	$ 5,434,397	$ 5,264,869	$ 5,170,329

Tangible stockholders' equity to tangible assets	8.66%	8.63%	8.73%	8.87%	8.88%

Tangible stockholders' equity	$ 489,316	$ 480,139	$ 474,574	$ 466,883	$ 459,090

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	5,040,571	5,035,956	5,144,807	5,171,985	5,171,985
Unallocated ESOP shares	251,382	261,453	271,524	281,595	291,666
Unvested restricted shares	419,702	427,952	434,459	408,651	409,068
Number of common shares outstanding	70,032,790	70,019,084	69,893,655	69,882,214	69,871,726

Tangible book value per common share	$ 6.99	$ 6.86	$ 6.79	$ 6.68	$ 6.57

Allowance for loan and lease losses	$ 53,659	$ 52,822	$ 51,686	$ 50,224	$ 48,473
Less:
Allowance for acquired loans and leases losses	2,876	1,933	1,247	1,403	1,629
Allowance for originated loan and lease losses	$ 50,783	$ 50,889	$ 50,439	$ 48,821	$ 46,844

Total loans and leases	$ 4,822,607	$ 4,736,028	$ 4,603,913	$ 4,461,997	$ 4,362,465
Less:
Total acquired loans and leases	586,540	709,404	747,106	779,747	815,412
Total originated loans and leases	$ 4,236,067	$ 4,026,624	$ 3,856,807	$ 3,682,250	$ 3,547,053

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.20%	1.26%	1.31%	1.33%	1.32%

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